SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [  X  ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ x ]     Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[   ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


The Virtus Funds

(Name of Registrant as Specified In Its Charter)


Board of Trustees of The Virtus Funds

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

[ X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).


[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.Title of each class of securities to which transaction applies:

     2.Aggregate number of securities to which transaction applies:

     3.Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.Proposed maximum aggregate value of transaction:

     5. Total fee paid:


[  ] Fee paid previously with preliminary proxy materials.


[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)Amount Previously Paid:
     2)Form, Schedule or Registration Statement No.:
                                                                              24



     3)Filing Party:
     4)Date Filed:
                                THE VIRTUS FUNDS
                             THE STYLE MANAGER FUND
                       THE STYLE MANAGER:  LARGE CAP FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 21, 1996

     A special meeting of the shareholders of The Style Manager Fund (`Style
Manager'' and The Style Manager:   Large Cap Fund (``Large Cap'') (together,
the ``unds''), portfolios of The Virtus Funds (the ``Trust''), will be held at 2:00 p.m. (Eastern time) with respect to Style Manager, and 2:15 p.m. (Eastern time) with respect to Large Cap, at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779, on October 21, 1996, for the following purposes:

          (1) To approve or disapprove a Sub-Advisory Agreement and exhibits thereto, between Virtus Capital Management, Inc. (`VCM'') and Trend Capital Management, Inc. (``rend''), on behalf of each of the Funds;

                                                                              24


          (2) To approve or disapprove an amendment to the Investment Advisory Contract between VCM and the Trust on behalf of each of the Funds, increasing the advisory fee payable by each of the Funds to VCM; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed August 22, 1996, as the record date for determination of shareholders entitled to vote at the meeting.

                                             By order of the Trustees



                                             John W. McGonigle
                                             Secretary


September 6, 1996



          SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.


          YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY

                                                                              24


          RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.




                                THE VIRTUS FUNDS
                           Federated Investors Tower
                           Pittsburgh, PA 15222-3779

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees of The Virtus Funds (the ``Trust'') with respect to The Style Manager Fund
(``Style Manager'') and The Style Manager: Large Cap Fund (``Large Cap'') (together, the ``Funds''). The proxies will be voted at the special meeting of shareholders of the Funds to be held on October 21, 1996  at the offices of the Trust, Federated Investors Tower, Pittsburgh, PA 15222-3779
(such special meeting and any adjournment or
postponement thereof are referred to as the "Special Meeting").   The proxy is
revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the Special Meeting. THE COST OF PREPARING AND MAILING THE NOTICE OF MEETING, THE PROXY CARD, THIS PROXY STATEMENT AND ANY ADDITIONAL PROXY MATERIAL HAS BEEN OR IS TO BE BORNE BY VIRTUS CAPITAL MANAGEMENT, INC. (`VCM''), THE TRUST'S INVESTMENT ADVISER.


                                                                              24


     Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust, of VCM, of Federated Shareholder Services Company (the Trust's transfer agent) or of Federated Administrative Services (the Trust's administrator). In the event that a shareholder signs, dates, and returns the proxy ballot but does not indicate a choice as to an item on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal.

    The purposes of the Special Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about September 6, 1996 to shareholders of record at the close of business on August 22, 1996 (the "Record Date").

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, Style Manager had outstanding shares of beneficial interest and Large Cap had outstanding
- ---------------
               Investment Shares and            Trust Shares.  A majority of the
- ---------------                       ----------
outstanding shares of each Fund, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting for the purpose of voting on the proposals offered.

     Each share of a Fund is entitled to one vote, and fractional shares are entitled to proportionate shares of one vote. At the close of business on August 22, 1996, the following persons owned, to the knowledge of management, 5% or
more of the outstanding shares of the Funds:                   .   As of the
same
                                        ------------------
                                                                              24


date, the officers and Trustees of the Trust as a group owned      % of the
                                                              -----
outstanding shares of the Trust.

     The favorable vote of a majority, as defined in Investment Company Act of 1940, of the outstanding voting securities of a Fund is required for approval of the proposal to approve a new Sub-Advisory Contract between VCM and Trend Capital Management, Inc. (`Trend'') on behalf of such Fund, and for approval of the proposed amendment to the Investment Advisory Contract between VCM and the Trust, on behalf of such Fund, increasing the advisory fee payable by such Fund to VCM. The vote of the holders of a majority (as so defined in the 1940 Act) of outstanding securities means (a) the vote of the holders of 67% or more of the shares present at the meeting, if the holders of 50% or more of the outstanding voting shares of the Fund are present or represented by proxy, or (b) the vote of the holders of more than 50% of the outstanding shares, whichever is less.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and ``roker non-votes'' will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the approval of any action will be determined on the basis of a majority of votes entitled to be cast at the Special Meeting. Under the Investment Company Act of 1940 (the `1940 Act''), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust will furnish, without charge, a copy of the annual report, which includes audited financial statements for the fiscal year ended September 30, 1995, and/or semi-annual report for the six-month period ended March 31, 1996,
                                                                              24


to any shareholder of record upon request. TO REQUEST AN ANNUAL OR SEMI-ANNUAL REPORT, CALL SIGNET FINANCIAL SERVICES, INC. AT 1-800-723-9512, OR SEND A WRITTEN REQUEST TO SIGNET FINANCIAL SERVICES, INC., 7 N. EIGHTH STREET, RICHMOND, VA 23219. The Trustees propose to mail this proxy statement and the enclosed Notice of meeting and proxy card on or about September 6, 1996.

     IT IS ESSENTIAL THAT SHAREHOLDERS COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD.

      In order that your shares may be represented at the Special Meeting, you are requested to:

      - indicate your instructions on the enclosed proxy card;

          - date and sign the proxy card;

           -mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

     - allow sufficient time for the proxy card to be received by 2:00 p.m. on October 21, 1996.

                                   BACKGROUND

     Like many bank-affiliated investment managers, VCM historically managed its equity funds using a very traditional stock selection process. In so doing, the Funds achieved what VCM regarded as satisfactory, but not exceptional, results.
                                                                              24


In 1994 VCM determined to implement a new strategy, known as `style management,''to seek to enhance equity investment returns.

     Style management is a methodology which is designed to take advantage of trends in the stock market that favor different styles of stock selection (growth versus value) and different sizes of companies (large versus small capitalization). Unlike most equity funds, which adhere to a specific stock management style regardless of market conditions, VCM gives the ``tyle'' decision its complete attention in an attempt to position its portfolio in the best investment style (e.g., large capitalization growth, large capitalization value, small capitalization growth or small capitalization value) for the prevailing economic and investment environment. Thus, the objective of style management is to change investment styles in order to capture the next upward trend in the market, rather than to maintain one style through up and down cycles.

     VCM, in order to enhance its management capabilities with respect to the Funds and to ensure the Funds' competitive edge, proposes to enter into a Sub-Advisory Contract with Trend giving VCM the exclusive right (with respect to mutual funds) to use Trend's proprietary systems and models to forecast stock market trends. Trend is one of a handful of asset managers which has the expertise to generate `signals'' indicating these stock market trends. Upon receipt of a signal from Trend, VCM, as the Funds' adviser, will decide whether or not to implement the change in styles indicated by Trend's signal, and will select a precise portfolio of stocks which will replicate that style.

     In approving Trend as Sub-Advisor for the Funds, the Board considered many factors. The most important of these factors were (i) the fact that Trend is one of only a few asset managers which has the expertise to generate signals
                                                                              24


indicating stock market trends; (ii) the consistency of Trend's long-term performance in the area of advising equity managers which utilize the `style management''methodology and (iii) the quality of the individuals that make up Trend's advisory and research team.

     The terms of the Sub-Advisory Contract are summarized below.

                             SUB-ADVISORY CONTRACT

Terms of the Sub-Advisory Contract


     A copy of the Sub-Advisory Contract is attached hereto as Exhibit 1.

     Under the terms of the Sub-Advisory Contract, Trend is to provide such investment advice, and statistical and other factual information as may be requested by VCM on behalf of the Funds.

     The Sub-Advisory Contract provides that Trend shall pay all expenses incurred by it and its staff in connection with the performance of its services under the Sub-Advisory Agreement, including the payment of salaries of all officers and employees who are employed by it. With respect to Style Manager, VCM will pay Trend an annual fee as follows: (a) to the extent that the annual fee paid by the Fund to VCM does not exceed 1% of the Fund's average daily net assets, Trend will receive an amount equal to one-third of the annual fee paid by the Fund to VCM, provided, however, that such fee received by Trend will not exceed .25% of the Fund's average daily net assets; and (b) to the extent that the annual fee paid by the Fund to VCM exceeds 1% of the Fund's average daily net assets, Trend will receive an additional amount equal to two-thirds of the
                                                                              24


annual fee paid by the Fund to VCM in excess of 1% of the Fund's average daily net assets. (If the proposed maximum advisory fee of 1.25% of average daily net assets of the Fund were paid to VCM, Trend would receive a sub-advisory fee from VCM of .4167% of the Fund's average daily net assets). With respect to Large Cap, Trend will receive an amount equal to .33 1/3% of the Fund's average daily net assets.

     The Sub-Advisory Contract provides with respect to each Fund that, if approved by shareholders of a Fund, it will remain in effect for an initial term of two years from the date of its execution and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by vote of a majority of Trustees, including a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Contract may be terminated by the Trustees at any time without penalty, or by a vote of a majority of the outstanding voting securities of each Fund on 60 days' written notice, or by Trend or VCM upon 120 days' written notice to the other party. The Sub-Advisory Contract will immediately terminate in the event of its assignment (as such term is defined in the 1940 Act) or in the event of the termination of the Trust's advisory contract with VCM.

     The Trustees have reviewed and unanimously approved the terms of the Sub-Advisory Contract and directed that it be submitted to each Fund's shareholders for their approval. In the event that the Sub-Advisory Contract is not approved by a Fund's shareholders, VCM would be solely responsible for providing investment advice to that Fund, and the Trustees will consider what action, if any, should be taken, including, but not limited to, requesting that Trend perform sub-advisory services at cost until a new sub-advisory contract is approved by that Fund's shareholders.
                                                                              24



INFORMATION REGARDING TREND CAPITAL MANAGEMENT, INC.

     Trend Capital Management, Inc., a Minnesota corporation, was founded in 1992 by Thomas G. Fox, its President and Chief Investment Officer, and is located at 950 Interchange Tower, 600 S. Highway 169, Minneapolis, Minnesota 55426. Trend provides investment advisory services to individuals and institutions, and is a registered as an investment adviser with the Securities and Exchange Commission. Trend also provides general portfolio management services for certain clients, subject to the client's investment objective as determined based upon discussions between the client and the client's consultant or Trend. Trend does not provide investment advisory services to any mutual fund.

     The principal executive officer and directors of Trend are: Thomas G. Fox, President, Director and Chief Investment Officer; Timothy O'Malley, Director and Attorney at Law; Wayne R. Eskew, Director and Chief Portfolio Manager; and Darral R. Lynn, Chief Financial Officer and Director. Mr. O'Malley's address is 8581 Valley View Court, Prior Lake, Minnesota 55372. The address of Mr. Fox and the other directors is 950 Interchange Tower, 600 S. Highway 169, Minneapolis, Minnesota 55426. Messrs. Fox, O'Malley, Eskew, and Lynn each are either direct or beneficial owners of more than 10% of a class of equity security of Trend.

                       BOARD OF TRUSTEES' RECOMMENDATION

      Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to the proposed Sub-Advisory Agreement, the Trustees (including the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940) have concluded that
                                                                              24


it would be in the best interests of the Funds and their shareholders to approve the proposed Sub-Advisory Agreement on behalf of the Funds. Approval requires the affirmative vote of: (a) 67% or more of the shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS APPROVAL BY
     SHAREHOLDERS OF THE STYLE MANAGER FUND AND THE STYLE MANAGER: LARGE CAP FUND OF THE SUB-ADVISORY CONTRACT BETWEEN VIRTUS CAPITAL
     MANAGEMENT, INC. AND TREND CAPITAL MANAGEMENT, INC.





                  AMENDMENT TO INVESTMENT ADVISORY CONTRACT


     CURRENT INVESTMENT ADVISORY CONTRACT. VCM, or its predecessor, Signet Asset Management, (a division of Signet Trust Company), has been the Trust's investment adviser since 1990.

     Under the current terms of the Advisory Contract, VCM, subject to the direction of the Trustees, provides investment research and supervision of the investments of each portfolio of the Trust and conducts a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each portfolio's assets.


                                                                              24


     The Advisory Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of VCM under the Advisory Contract, VCM and its affiliates shall not be liable to the Trust or any shareholder for any act or omission in the course of, or connected in any way with, rendering services, or for any losses that may be sustained in the purchase, holding, or sale of any security.

     The Advisory Contract provides that, it will remain in effect for an initial term of two years from the date of its execution (i.e., until March 1, 1997) and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by vote of a majority of Trustees, including a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract may be terminated by the Trustees at any time without penalty with respect to any of the Trust's portfolios, or by a vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice. The Advisory Contract will immediately terminate in the event of its assignment (as such term is defined in the 1940 Act) or in the event of the termination of the Trust's advisory contract with VCM.

     Under the terms of the Advisory Contract, no amendment of the Advisory Contract shall be effective with respect to the Trust or one of the Trust's portfolios until approved by a vote of a majority of the Trustees, including a majority of independent Trustees, at a meeting called for that purpose, and by the holders of a majority of each Fund's outstanding voting securities entitled to vote on the matter.

     PROPOSED AMENDMENT TO ADVISORY CONTRACT. The Trustees of the Funds recommend that shareholders approve an amendment to the Advisory Contract,
                                                                              24


providing for an increase in the advisory fees payable to VCM by Style Manager and Large Cap. The proposed amendment would not affect the terms of the Advisory Contract, a copy of which is attached as Exhibit 2, in any other manner.

     Currently, VCM receives annual investment advisory fees from Style Manager of 1% of average daily net assets of the Fund, and it is proposed that the fee be increased to 1.25% of average daily net assets. VCM currently receives annual investment advisory fees from Large Cap of .75 of 1% of average daily net assets of the Fund, and it is proposed that the fee be increased to 1% of average daily net assets. For the period from March 7, 1995 (date of initial public investment) to September 30, 1995, VCM received investment advisory fees of $374,393 for advisory services from Style Manager, all of which was waived. For the fiscal year ended September 30, 1995, VCM received $678,512 in investment advisory fees from Large Cap, of which $189,983 was waived. The advisory fees paid to VCM (prior to waivers) for the same periods under the proposed increased investment advisory fees would have been $467,991.29 and $904,683.24 by Style Manager and Large Cap, respectively.

     The Trustees believe the proposed increase in advisory fees is fair and reasonable given (i) the unique nature and quality of advisory services being provided by VCM in managing the Funds using the `style management'' methodology and (ii) the fact that neither the use of this methodology, nor the engagement of a sub-adviser, were contemplated at the time that the current fees were negotiated.

     As described in Proposal 1, the `style management'' methodology requires VCM, in managing the Funds' portfolios, to analyze and to implement style ``ignals'' provided from time-to-time by Trend. Because of the potentially wide
                                                                              24


range of securities utilized in the Funds, and the significance of portfolio moves within the Funds (i.e., upon the receipt of a signaled change in a `style'' trend, VCM must be able to reposition the entire portfolios of the Funds). VCM's role in selecting portfolio securities and otherwise managing the funds is extensive and is somewhat unique with respect domestic equity funds. VCM believes that the Funds receive significantly more management time and attention from VCM than most aggressive equity funds receive from their advisers.

     Because of the heightened level of management activity required of VCM and the fact that VCM will be required to pay a portion of its advisory fee to Trend as a Sub-Advisory fee (neither of which circumstances was contemplated when the current advisory fees were negotiated) the Board recommends the adoption of the increased fees.

     The following tables compare current shareholder transaction expenses with estimated annual operating expenses for the Funds as they would appear upon shareholder approval of both the Sub-Advisory Agreement between VCM and Trend on behalf of each of the Funds, and the amendment to the Investment Advisory Contract between VCM and the Trust on behalf of each of the Funds increasing the advisory fee payable by each of the Funds to VCM.

THE STYLE MANAGER:  LARGE CAP FUND-INVESTMENT SHARES
SUMMARY OF FUND EXPENSES

The following Fee Table and Example summarize the
various costs and expenses that a shareholder of
Investment Shares will currently bear,
either directly or indirectly and such costs and
                                                                              24


expenses if the proposed increase to the advisory fee is approved.



                                                      Current        Proposed
Maximum Sales Charge Imposed on Purchases             None           None
    (as a percentage of offering price)........
Maximum Sales Charge Imposed on Reinvested Dividends  None           None
     (as a percentage of offering price)...
Contingent Deferred Sales Charge                      2.00%          2.00%
 (as a percentage of amount redeemed, as applicable)
Redemption Fee                                        None           None
 (as a percentage of amount redeemed, if applicable)
Exchange Fee                                          None           None
(As a percentage of average net assets)

                                                      Current        Proposed

Management Fee                                        0.75%     (1)  1.25%
12b-1 Fees                                            0.00%     (2)  0.00%   (2)
Total Other Expenses                                  0.44%          0.44%
                                                      1.19%     (3)  1.69%   (3)

(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee for The Style
Manager:  Large Cap Fund
      is 0.75%.

(2) Fees paid by Investment Shares of each Fund are for distribution and/or administrative services provided with respect to Investment Shares.
      The Style Manager Fund can pay up to 0.25% as a 12b-1 fee to the distributor. See "Management of the Trust-Distribution Plans."

(3) Includes administration fees. See "Management of the Trust-Administration of the Funds."


EXAMPLE:
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                      1 year    1 year(+)  3 years   3         5      10
                                                     years(+)  years  years

CURRENT                $33       $12        $61       $39       $91    $177
PROPOSED               $38       $17        $75       $53       $115   $226


+Reflects expenses on the same investment, assuming no redemption.

The purpose of the foregoing example is to assist an investor in understanding the various costs and expenses that a shareholder of Investment Shares will bear, either directly or indirectly. For a more complete description of the various costs and expenses, see
"The Virtus Funds Information" and  "Investing in
Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES.  ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN
THOSE SHOWN.





THE STYLE MANAGER:  LARGE CAP FUND-TRUST SHARES
SUMMARY OF FUND EXPENSES

The following Fee Table and Example summarize the various
costs and expenses that a shareholder of Trust Shares will
currently bear,
either directly or indirectly and such costs and expenses
                                                                              24


if the proposed increase to the advisory fee is approved.



                                                       Current          Proposed
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                     None             None

Maximum Sales Charge Imposed on Reinvested Dividends
(as a percentage of offering price)                     None             None

Contingent Deferred Sales Charge
(as a percentage of amount redeemed, as applicable)     None             None

Redemption Fee
(as a percentage of amount redeemed, if applicable)     None             None

Exchange Fee                                            None             None
(As a percentage of average net assets)

                                                 Current          Proposed

Management Fee                                    0.54%   (1)       1.00%
12b-1 Fees                                        None              None
Total Other Expenses                              0.43%             0.43%

Total Trust Shares Fund Operating
     Expenses Net of Any Waivers     0.97%  (2)       1.43% (2)

(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee for The Style
Manager:  Large Cap Fund
      is 0.75%.

(2) Includes administration fees. See "Management of the Trust-Administration of the Funds."


EXAMPLE:
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each
time period:
                                                                              24



                      1 year     3 years      5 years     10 years

CURRENT                $10        $31           $54        $119
PROPOSED               $15        $45           $78        $171



The purpose of the foregoing example is to assist an investor in understanding the various costs and expenses that a shareholder of Trust Shares will bear, either directly or indirectly.
For a more complete description of the various costs and expenses, see
"The Virtus Funds Information" and  "Investing in Shares."
Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION
OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN
THOSE SHOWN.






                                                                              24






THE STYLE MANAGER FUND
SUMMARY OF FUND EXPENSES

The following Fee Table and Example summarize the various costs and expenses that a shareholder will currently bear, either directly or indirectly and such costs and expenses if the proposed increase to the advisory fee is approved.



                                                        Current       Proposed

Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)                   None        None

Maximum Sales Charge Imposed on Reinvested Dividends
    (as a percentage of offering price)                   None        None

Contingent Deferred Sales Charge
    (as a percentage of amount redeemed, as applicable)   2.00%         2.00%

Redemption Fee
    (as a percentage of amount redeemed, if applicable)   None          None

Exchange Fee                                              None          None
     (As a percentage of average net assets)


                                                    Current       Proposed
Management Fee                                      0.75% (1)     1.25%
12b-1 Fees                                          0.00% (2)     0.00% (2)
Total Other Expenses                                0.44%         0.44%
Total Investment Shares Operating
      Expenses Net of Any Waivers                   1.19% (3)     1.69% (3)

(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee for The Style Manager Fund is 1.00%.

(2) The Style Manager Fund can pay up to 0.25% as a 12b-1 fee to the distributor. See "Management of the Trust-Distribution Plans."

(3)  Includes administration fees.  See "Management of the Trust-
Administration of the Funds."
                                                                              24




EXAMPLE:
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                   1 year   1 year(+)   3 years   3 years(+) 5 years   10 years

CURRENT               $33      $12       $60       $38       $90       $1
PROPOSED              $38      $17       $75       $53       $115      $2


+Reflects expenses on the same investment, assuming no redemption.

The purpose of the foregoing example is to assist an investor in understanding the various costs and expenses that a shareholder will bear, either directly or indirectly. For a more complete description of the various costs and expenses, see "The Virtus Funds Information" and "Investing in Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
THOSE SHOWN.


                                                                              24



INFORMATION REGARDING VIRTUS CAPITAL MANAGEMENT, INC.

     VIRTUS CAPITAL MANAGEMENT, INC., A MARYLAND CORPORATION FORMED IN 1995, IS A WHOLLY-OWNED subsidiary of Signet Banking Corporation. Signet Banking Corporation is a multi-state, bank holding company which has provided investment management services since 1956. VCM, which is a registered investment adviser, manages, in addition to The Virtus Funds, the Blanchard Group of Funds, and three fixed income common trust funds with $191 million in net assets as of June 30, 1996. The principal address of VCM is 707 East Main Street, Suite 1300, Richmond, Virginia 23219. The principal executive officers and directors of VCM are as follows:

                                            Other Substantial Business,
Name                Position with VCM        Profession, Vocation or Employment

Garry M. Allen           President and
               Chief Investment Officer

E. Christian Goetz       Chief Operating Officer

Josie C. Rosson               Vice President, Assistant Secretary
                    & Compliance Officer

Tanya Orr Bird           Vice President

Charles G. Weirich       Vice President

John Hall           Vice President
                                                                              24



Robert J. King           Vice President


Directors

Garry M. Allen
Tanya Orr Bird
E. Christian Goetz
Leslie P. Hunter
T. Gaylon Layfield, III
Christopher Oddleifson
Sara Wilson

     PAYMENTS TO AFFILIATES OF VCM. Signet Trust Company (`Signet''), a subsidiary of Signet Banking Corporation, which is also the parent company of VCM, serves as custodian to the Funds. Under a Custodian Agreement with the Trust, Signet holds the Funds' cash and securities in safekeeping and keeps all necessary records and documents relating to its duties, for which it receives a fee from the Funds. From the period from March 7, 1995 (date of initial public investment) to September 30, 1995, Signet received custody fees of $34,501 from The Style Manager Fund. For the fiscal year ended September 30, 1995, Large Cap paid Signet $47,305 in custody fees. In addition, Large Cap paid $80,045.65 to Signet Trust Company or its affiliates in Rule 12b-1 fees for the year ended September 30, 1995.


                             PORTFOLIO TRANSACTIONS

                                                                              24


     When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, VCM looks for prompt execution of orders at favorable prices. In working with dealers, VCM will generally utilize those who are recognized dealers in specific portfolio instruments except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, VCM may give consideration to those firms which have sold or are selling shares of the Trust. VCM makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Board of Trustees. If the Sub-Advisory Agreement is approved by shareholders and is executed by VCM and the Trust, it is contemplated that Trend will follow the same policies with respect to portfolio transactions as those effected by VCM and described under this heading.

     VCM may also select brokers and dealers who offer brokerage and research services in addition to fair price and prompt execution. These services may be furnished directly to the Trust or to VCM and may include: (a) advice as to the advisability of investing in securities; (b) security analysis and reports;
(c) economic studies; (d) industry studies; (e) receipt of quotations for portfolio evaluations; and
(f) similar services.

     VCM and its affiliates exercise reasonable business judgment in selecting brokers and dealers to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

     Research services provided by brokers and dealers may be used by VCM or its affiliates in advising the Funds and other accounts. The expenses incurred by

                                                                              24


VCM will be reduced to the extent that VCM might have otherwise paid for these services used for other accounts.

     For the fiscal year ended September 30, 1995, Large Cap paid $562,493 in commissions on brokerage transactions.

                       BOARD OF TRUSTEES' RECOMMENDATION

      Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to the amendment to the Investment Advisory Contract between VCM and the Trust increasing the advisory fee payable by the Funds to VCM, the Trustees (including the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940) have concluded that it would be in the best interests of the Funds and their shareholders to approve the amendment to the Investment Advisory Contract between VCM and the Trust increasing the advisory fee payable by the Funds to VCM. Approval requires the affirmative vote of: (a) 67% or more of the shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     In the event the Funds' shareholders fail to approve the amendment to the Investment Advisory Contract between VCM and the Trust increasing the advisory fee payable by the Funds to VCM, the Funds will continue to operate under the present investment advisory contract.

 THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS APPROVAL BY SHAREHOLDERS OF THE STYLE MANAGER FUND AND THE STYLE MANAGER: LARGE CAP FUND OF THE AMENDMENT TO THE
    INVESTMENT ADVISORY CONTRACT TO INCREASE THE ADVISORY FEES PAID TO VCM.
                                                                              24






                             ADDITIONAL INFORMATION

     The Funds are not required, and do not intend, to hold annual meetings of
shareholders.   Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to The Virtus Funds, Federated Investors Tower, Pittsburgh, PA 15222-3779, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds.

               PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no


                                                                              24


instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In the event that, at the time any session of the Special Meeting is called to order, a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting (with respect to all or some of the proposals) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR all such proposals in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such
proposal against any adjournment.   A shareholder vote may be taken on one or
more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Declaration of Trust of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the issued and outstanding shares of the Funds entitled to vote at the Special Meeting.

     Shares of the Funds (including shares which abstain or do not vote with respect to any of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Special Meeting.

     Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to a proposal, but will not be counted
                                                                              24


as a vote in favor of that proposal. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

  SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.




                          EXHIBIT 1 TO PROXY STATEMENT

                             SUB-ADVISORY AGREEMENT


    THIS AGREEMENT is made between Virtus Capital Management, Inc. (hereinafter referred to as "Adviser") and Trend Capital Management, Inc. located in Minneapolis, Minnesota (hereinafter referred to as the "Sub-Adviser").

                                  WITNESSETH:

     That the parties hereto, intending to be legally bound hereby agree as follows:

     1. Sub-Adviser hereby agrees to furnish to Adviser in its capacity as investment adviser to The Virtus Funds (the "Trust") such investment advice, statistical and other factual information, as may from time to time be reasonably requested by Adviser for one or more of the portfolios (`Funds'') of the Trust, which may be offered in one or more classes of shares ("Classes").
                                                                              24



     2. For its services under this Agreement, Sub-Adviser shall receive from Adviser an annual fee ("the Sub-Advisory Fee"), as set forth in the exhibits hereto. In the event that the fee due from the Trust to the Adviser on behalf of the Funds is reduced in order to meet expense limitations imposed on the Funds by state securities laws or regulations, the Sub-Advisory Fee shall be reduced by the same percentage as is the existing percentage that it receives of the Adviser's fee. (For example, if the total fee paid by the Trust to the Adviser were 1.00% of average daily net assets of the Fund, and the Sub-Adviser was entitled to receive a sub-advisory fee of .25% of the Fund's average daily net assets, then in the event there was a reduction in fees from the Trust to the Adviser for the above-stated reason, then the reduction in the sub-advisory fee would be 25% of the reduction in the advisory fee).

     Notwithstanding any other provision of this Agreement, the Sub-Adviser may from time to time and for such periods as it deems appropriate, reduce its compensation (and, if appropriate, assume expenses of the Fund or the Class of the Fund) to the extent that the Fund's expenses exceed such lower expense limitation as the Sub-Adviser may, by notice to the Trust on behalf of the Fund, voluntarily declare to be effective.

     3. This Agreement shall begin for the Fund on the date that the parties execute an exhibit to this Agreement relating to such Funds and shall continue in effect for the Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as
                                                                              24


Trustees of the Trust) cast in person at a meeting called for that purpose; and
(b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to each Fund.

     4. Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty: (a) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Act) of the Fund on sixty (60) days' written notice to Adviser; (b) by Sub-Adviser or Adviser upon 120 days' written notice to the other party to the Agreement.

     5.   This Agreement shall automatically terminate:
          (a) in the event of its assignment (as defined in the Investment Company Act of 1940); or
          (b) in the event of termination of the Investment Advisory Contract for any reason whatsoever.

     6. So long as both Adviser and Sub-Adviser shall be legally qualified to act as an investment adviser to the Funds, neither Adviser nor Sub-Adviser shall act as an investment adviser (as such term is defined in the Investment Company Act of 1940) to the Funds except as provided herein and in the Investment Advisory Contract or in such other manner as may be expressly agreed between Adviser and Sub-Adviser.

     Provided, however, that if the Adviser or Sub-Adviser shall resign prior to the end of any term of this Agreement or for any reason be unable or unwilling to serve for a successive term which has been approved by the Trustees of the Trust pursuant to the provisions of Paragraph 3 of this Agreement or Paragraph 6
                                                                              24


of the Investment Advisory Contract, the remaining party, Sub-Adviser or Adviser as the case may be, shall not be prohibited from serving as an investment adviser to such Fund by reason of the provisions of this Paragraph 6.

     7. This Agreement may be amended from time to time by agreement of the parties hereto provided that such amendment shall be approved both by the vote of a majority of Trustees of the Trust, including a majority of Trustees who are not parties to this Agreement or interested persons, as defined in Section 2(a)(19) of the Investment Company Act of 1940, of any such party at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940) of each Fund.

     8. Adviser agrees that, except as otherwise provided by law or agreement of the parties as may be necessary to effect the purpose and intent of this Agreement, the advice and information provided by Sub-Adviser to Adviser hereunder, and the trends identified therein, shall be held as confidential by Adviser and shall not be resold or passed on by Adviser in written or oral form by Adviser to any other non-affiliated person without Sub-Adviser's express prior written consent.

     9. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard by the Sub-Adviser of its duties under this Agreement, the Sub-Adviser shall not be liable to the Adviser, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.


                                                                              24
                                   Exhibit A

                                THE VIRTUS FUNDS
                             THE STYLE MANAGER FUND

                             SUB-ADVISORY CONTRACT


     For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee as follows: (a) to the extent that the annual advisory fee paid by the portfolio to the Adviser does not exceed 1% of the Fund's average daily net assets, Sub-adviser will receive one-third of the annual fee paid by the portfolio to the Adviser, provided, however, that such fee to be received by Sub-Adviser shall not exceed .25% of the Fund's average daily net assets; and (b) to the extent that the annual fee paid by the Fund to Adviser exceeds 1% of the Fund's average daily net assets, Sub-Adviser will receive an additional amount equal to two-thirds of the annual fee paid by the Fund to Adviser in excess of 1% of the Fund's average daily net assets. (If the proposed maximum advisory fee of 1.25% of average daily net assets of the Fund were paid to Adviser, Sub-Adviser would receive a sub-advisory fee from Adviser of .4167% of the Fund's average daily net assets). The Sub-Advisory Fee shall be accrued daily, and paid monthly as set forth in the Advisory Contract dated
            .
- ------------

     This Exhibit duly incorporates by reference the Sub-Advisory Agreement.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their corporate
seals to be affixed hereto this    day of       , 1996.
                                --        ------



ATTEST:                              VIRTUS CAPITAL MANAGEMENT, INC.




                                   By:
Secretary                            Vice President

                                     TREND CAPITAL MANAGEMENT, INC.




                                   By:
Secretary                            Vice President


                                   Exhibit B

                                THE VIRTUS FUNDS
                       THE STYLE MANAGER:  LARGE CAP FUND



                             SUB-ADVISORY CONTRACT


     For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .33 1/3% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued daily,
and paid monthly as set forth in the  Advisory Contract dated             .
                                                              ------------

     This Exhibit duly incorporates by reference the Sub-Advisory Agreement.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their corporate
seals to be affixed hereto this     day of           , 1996.
                                --         ----------



ATTEST:                              VIRTUS CAPITAL MANAGEMENT, INC.




                                   By:
Secretary                            Vice President

                                     TREND CAPITAL MANAGEMENT, INC.




                                   By:
Secretary                            Vice President






                          EXHIBIT 2 TO PROXY STATEMENT




CURRENT INVESTMENT ADVISORY CONTRACT BETWEEN THE VIRTUS FUNDS AND VIRTUS CAPITAL
                                MANAGEMENT, INC.


                                THE VIRTUS FUNDS

                          INVESTMENT ADVISORY CONTRACT

     This Contract is made between Virtus Capital Management, Inc., a Maryland Corporation having its principal place of business in Richmond, Virginia (the `Adviser''), and The Virtus Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the `Trust'').

     WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 (the `Act'') and is registered as such with the Securities and Exchange Commission; and

     WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios (`Funds'') of the Trust, which may be offered in one or more classes of shares (`Classes''), on whose behalf the Trust executes an exhibit to this Contract, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

     2. Adviser, in its supervision of the investments of each of the Fund will be guided by each of the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission.

     3. The Trust shall pay or cause to be paid, on behalf of each Fund or Class, all of the Fund's or Classes' expenses and the Fund's or Classes' allocable share of Trust expenses.

     4. The Trust, on behalf of each of the Funds shall pay to Adviser, for all services rendered to such Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

     5. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective. Furthermore, the Adviser may, if it deems appropriate, assume expenses of one or more Fund or Class to the extent that any Fund's or Classes' expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective.



     6. This Contract shall begin for each Fund on the date that the Trust executes an exhibit to this Contract relating to such Fund. This Contract shall remain in effect for each Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund.

     7. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty (60) days' written notice to Adviser.

     8. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

     9. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Contract on the part of the Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

     10. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

     11. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

     12. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     13. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.



                                   EXHIBIT A

                      THE U.S. GOVERNMENT SECURITIES FUND
                        THE VIRGINIA MUNICIPAL BOND FUND
                        THE MARYLAND MUNICIPAL BOND FUND
                         THE TREASURY MONEY MARKET FUND
                             THE MONEY MARKET FUND
                         THE TAX-FREE MONEY MARKET FUND
                             THE STYLE MANAGER FUND
                       THE STYLE MANAGER:  LARGE CAP FUND

Name of Fund                            Percentage of Net Assets
The Treasury Money Market Fund                    .50 of 1%
The Money Market Fund                        .50 of 1%
The Tax-Free Money Market Fund                    .50 of 1%
The U.S. Government Securities Fund                    .75 of 1%
The Virginia Municipal Bond Fund                  .75 of 1%
The Maryland Municipal Bond Fund                  .75 of 1%
The Style Manager:  Large Cap Fund                         .75 of 1%
The Style Manger Fund                                     1.00 of 1%

     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to the following percentage (the `applicable percentage'') of the average daily net assets of each Fund.



     The fee shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     Witness the due execution hereof this 1st day of March, 1995.

Attest:                                 VIRTUS CAPITAL MANAGEMENT, INC.



/s/ Josie Rosson                        By:  /s/ Garry M. Allen
     Secretary                          President

Attest:                                 THE VIRTUS FUNDS



/s/ S. Elliott Cohan                         By:  /s/ John W. McGonigle
     Assistant Secretary                     Vice President





CUSIP:  927913848
CUSIP:  927913806
G01822-01 (8/96)





THE VIRTUS FUNDS - THE STYLE MANAGER FUND - SPECIAL MEETING OF SHAREHOLDERS-OCTOBER 21, 1996

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of THE STYLE MANAGER FUND, a portfolio of THE VIRTUS FUNDS hereby appoint Gia C. Albanowski, C. Grant Anderson, Patricia F. Conner, Suzanne W. Land, and Jody L. Petras, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of THE STYLE MANAGER FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 21, 1996, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m. (Eastern time), and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER. The approval of each proposal is not contingent on the approval of any other matter.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS     X



                             THE STYLE MANAGER FUND

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY


Vote on Proposal
FOR   AGAINST   ABSTAIN

                        1. TO APPROVE OR DISAPPROVE a Sub-Advisory
- ---     ---     ---
               Agreement and exhibits thereto, between
Virtus Capital Management, Inc. and Trend                 Capital Management,
Inc. on behalf of The                    Style Manager Fund;

                         2. TO APPROVE OR DISAPPROVE an amendment to
- ---     ---     ---
               the Investment Advisory Contract between VCM and the Trust increasing the advisory fee payable by The Style Manager Fund; and

                         3.  OTHER BUSINESS.

Please sign EXACTLY as your name(s) appear above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.




Signature      Signature (joint owners)      Date

THE VIRTUS FUNDS -  THE STYLE MANAGER:  LARGE CAP FUND
SPECIAL MEETING OF SHAREHOLDERS- OCTOBER 21, 1996

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of THE STYLE MANAGER: LARGE CAP FUND, a portfolio of THE VIRTUS FUNDS hereby appoint Gia C. Albanowski, C. Grant Anderson, Patricia F. Conner, Suzanne W. Land, and Jody L. Petras, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of THE STYLE MANAGER FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 21, 1996, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:15 p.m. (Eastern time), and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER. The approval of each proposal is not contingent on the approval of any other matter.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS     X



                       THE STYLE MANAGER:  LARGE CAP FUND

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

Vote on Proposal
FOR   AGAINST   ABSTAIN

                         1. TO APPROVE OR DISAPPROVE a Sub-Advisory
- ---     ---     ---
                Agreement and exhibits thereto, between
            Virtus Capital Management, Inc. and Trend
            Capital Management, Inc. on behalf of The                      Style
Manager:  Large Cap Fund;

                          2. TO APPROVE OR DISAPPROVE an amendment to
- ---     ---     ---
                the Investment Advisory Contract between
VCM and the Trust increasing the advisory                         fee payable by
The Style Manager:  Large                          Cap Fund; and

                          3.  OTHER BUSINESS.

Please sign EXACTLY as your name(s) appear above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.
Signature      Signature (joint owners)      Date